UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2008

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-14948	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of Principal Executive Offices, including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 10, 2008, Fiserv, Inc. (“Fiserv”) completed the sale (the “Transaction”) of the outstanding shares of Fiserv Health, Inc. (“Fiserv Health”) to United Healthcare Services, Inc. (“United”) pursuant to a Stock Purchase Agreement, dated November 1, 2007 (the “Agreement”), for an aggregate purchase price of approximately $721 million in cash at closing which reflects initial adjustments for net working capital and certain indebtedness of Fiserv Health and its subsidiaries as of the closing.

The Transaction includes the sale of the following businesses to United: Fiserv Health Plan Administration, a third party administrator of self-funded health plans; Fiserv Health Plan Management, an outsourcing service for mid-sized health plans and health care payer organizations; Innoviant, a prescription benefits administrator; Innoviant Pharmacy, a prescription mail-order service; Avidyn Health, a care management company; BP, Inc., a managing general underwriter for stop loss products; Innovative Cost Solutions, a claim resolution company that negotiates claims from non-network providers; J.W. Hutton, Inc., a subrogation and overpayment recovery organization; and ppoONE, Inc., a claim re-pricing and data management service.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. There are representations and warranties contained in the Agreement which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to shareholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Therefore, you should not rely on the representations and warranties contained in the Agreement as statements of factual information.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the completion of the Transaction is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Pro forma financial information

The pro forma financial information required by this item is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Exhibits

The following exhibits are being filed or furnished herewith:

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated November 1, 2007, by and among Fiserv, Inc., Fiserv Health, Inc., and United Healthcare Services, Inc. (1)

99.1	Press Release, dated January 10, 2008 (furnished pursuant to Item 7.01)

99.2	Unaudited Pro Forma Condensed Combined Financial Statements

(1)	Previously filed as an exhibit to the Current Report on Form 8-K, filed on November 13, 2007, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: January 11, 2008	By:	/s/ Thomas J. Hirsch
Thomas J. Hirsch
Executive Vice President,
Chief Financial Officer,
Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated November 1, 2007, by and among Fiserv, Inc., Fiserv Health, Inc., and United Healthcare Services, Inc. (1)

99.1	Press Release, dated January 10, 2008 (furnished pursuant to Item 7.01)

99.2	Unaudited Pro Forma Condensed Combined Financial Statements

(1)	Previously filed as an exhibit to the Current Report on Form 8-K, filed on November 13, 2007, and incorporated herein by reference.